To our Animal Health Symposium Welcome! 23 November 2015 NASDAQ: NVET Exhibit 99.1

The animal health industry and opportunities for innovation: Dr George Gunn An overview of Nexvet: Details of the successful NV-01 pivotal study Next steps for Nexvet’s development programs PETization and Nexvet’s R&D Finances and corporate structure Partnerships, market opportunities and near-term catalysts Q&A with Nexvet leadership Companion animal pain management: Professor Duncan Lascelles Pain in animals and its measurement, current therapies and therapies in development Key opinion leader panel: challenges and opportunities in practice General Q&A with audience Overview of the symposium Nexvet Team Dr. Mark Heffernan Dr. Colin Giles Dr. Juergen Horn Dr. David Gearing Damian Lismore Dr. Mark Heffernan

Overview of Nexvet Dr. Mark Heffernan Chief Executive Officer 23 November 2015

Nexvet: leadership in veterinary biologic therapies Focused: Biopharmaceuticals for companion animals in major indications Platform: Proprietary PETization™ enables rapid monoclonal mAb design Expanding biologics pipeline: Validated Approach:Taking successful mAb targets and making available for companion animals Biologics are largest class of human therapeutics of top 10 by revenue Strong fundamentals: $47.7m in cash at September 30, 2015 Efficient global corporate structure Pilot field study and multiple POCs underway Lead program - pivotal study successful Focus on significant disease areas Pain Inflammation & Allergy Immuno-oncology

Building a fully integrated veterinary biopharma PETization Platform company >10 programs in drug discovery/ PoC phase Commercialization Prep for NV-01 next phase USDA programs emerging Commercial partnerships: Manufacturing Facility Supplying: Clinical Commercial Clinical & regulatory NV-01: pivotal study success NV-02: pilot study commenced

Today's Nexvet insights: overview

1. **NV-01 clinical studies**
   – Dr. Colin Giles:
   - Overview of **NV-01**
   - Successful pivotal study overview: protocol and results



2. **Upcoming development milestones**
   – Dr. Juergen Horn:
   - **NV-01** and **NV-02:** Next steps
   - BioNua: Nexvet's manufacturing facility



3. **PETization and R&D strategy**
   – Dr. David Gearing:
   - Capabilities
   - PETization platform
   - Pipeline development



4. **Finance and corporate structure**
   – Damian Lismore:
   - Financial position
   - Efficient global structure
   - Grants and incentives



5. **Partnerships, markets and milestones ahead**
   – Dr. Mark Heffernan:
   - Unique partnerships
   - Market potential
   - Upcoming value catalysts



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NV-01 study outline and results Dr. Colin Giles Vice President of Clinical and Regulatory Affairs 23 November 2015

Nerve growth factor (NGF): an important pain pathway NGF is involved in nerve growth and pain signaling and highly conserved across species Anti-NGF mAbs have demonstrated significant potency in rodent and human trials (Phase II/III) e.g. PFE/LLY studies of Tanezumab Strong human Phase II clinical data shows efficacy at all doses: a potent pain mediator Tanezumab and knee pain while walking. (Lane et al. NEJM 2010, 363; 1521-31) Towards a mechanism-based approach to pain management in osteoarthritis (2013). Nature Reviews Rheumatology 9, 654–664

NV-01: canine chronic pain A “100% dog” anti-NGF mAb with a superior target product profile to NSAIDs on multiple parameters Nexvet’s NV-01 Chronic pain associated with osteoarthritis Subcutaneous injection once every 4 weeks NV-01 safe and well-tolerated in pivotal and POC studies Pivotal study met primary endpoint Parameter Lead indication Dosing Safety Efficacy 93-97% of 390 vets surveyed would use a product such as NV-01 for the treatment of chronic pain in dogs (country dependent)1 1 Proprietary GfK report

Osteoarthritis and pain in dogs Osteoarthritis (OA) is a painful condition that affects many dogs NV-01 is being developed as a once monthly treatment for the control of pain associated with OA in dogs To gain regulatory approval of a new veterinary medicine, the FDA and other Regulatory Agencies require “substantial evidence of effectiveness” shown by a “pivotal” study in client–owned patients Measuring pain in humans is difficult, so ……… Pain assessment tools for dogs Client-Specific Outcome Measures (CSOM) is tailored to each individual dog as noticed by the owner Canine Brief Pain Inventory (CBPI): pre-defined set of questions to each owner How do you assess pain in dogs? At the office visit by the vet and/or In the home environment by the owner Owner assessments are preferred by the FDA as being the most reliable, the owner and vet must be “masked” to treatment so do not know which medicine (or placebo) is being given

Pivotal study design A study to compare NV-01 administered by subcutaneous injection in comparison to placebo, for the control of pain associated with OA in dogs. Final evaluable case number. Total enrollment was 262. 246 6 study sites in U.S., 3 in France, 3 in Germany Treatment Number of dogs (final evaluable) Treatment days Assessment days Placebo 80 0, 28, 56 0, 14, 28, 56, 84 NV-01 166 0, 28, 56 0, 14, 28, 56, 84 Multi-center, placebo-controlled, randomized, and masked

Treatments and assessments 3 treatments (NV-01 or placebo), are given at days 0, 28 and 56 1 vial per 10 kg of dog body weight, given subcutaneously Assessments are made at days 0,14, 28, 56, and 84 Day 112 final telephone check Efficacy variables: Primary: Clinical success as determined by CSOM (to FDA-concurred criteria, change Day 0-28) Secondary End-points: Clinical success as determined by CSOM (days 14, 56, and 84) and CBPI (days 14, 28, 56, and 84) criteria Veterinary assessments Secondary endpoints are important: as regulatory agencies around the world, including the European Medicines Agency (EMA), will expect to evaluate these additional data Day 0 Day 14 Day 28 Day 112 Day 84 Day 56

Results of study 262 dogs were enrolled in the study, and there were 246 evaluable cases. The primary endpoint was achieved with a statistically significant improvement over placebo in clinical success rate as determined by changes in Client-Specific Outcome Measures (CSOM) score between enrollment and day 28. Clinically meaningful benefits and statistically significant differences over placebo were also achieved for secondary endpoints, namely clinical successes as determined by both the CSOM and CBPI assessment tools at a majority of the time points evaluated. NV-01 was found to be safe and well-tolerated with no significant adverse safety signals observed in the study.

NV-01 pivotal study: overall summary Treatment Days Assessment Day 0 14 28 56 84 112 CSOM success ✔ CSOM group medians ✔ CBPI success ✔ CBPI group medians ✔ CSOM global assessment Significantly different Very close to significance Not significant Final check of dog ✔ P=0.0046 P=0.038 P=0.0268 P=0.0448 P=0.0256 P=0.0025 P=0.0075 P=0.0197 P=0.0237 P=0.0042 P=0.0025 P=0.0003 P=0.0623 P=0.0587 P=0.0549

Other ongoing study Additional study in client-owned dogs is ongoing This study is investigating different dosage regimens and treatment options The study is still in progress; dogs have been recruited from 15 veterinary clinics across the USA Study expected to be complete in Q1 2016 We also plan to evaluate effects of NV-01 on lameness using pressure platforms: assessing force exerted by dog as it moves on the platform as an extra objective measurement for EU regulatory submission Valuable ancillary data to document the effectiveness of NV-01 in the management of OA and improving lameness

What does all this mean? This pivotal study success is a major advance for the NV-01 program It provides a substantial basis for planned submissions for marketing authorization in the U.S., EU, and the rest of the world It also provides strong evidence on multiple efficacy endpoints which is very encouraging for: NV-01’s overall profile the anti-NGF approach to controlling chronic pain in companion animals It also provides strong support for the robustness of our PETization platform in creating effective, safe, 100% species-specific mAbs

Lead program development Dr. Juergen Horn Chief Product Development Officer 23 November 2015

NV-01: First mover mAb in chronic canine pain Efficacy confirmed Substantial body of evidence as basis for planned submissions for marketing authorizations in both the U.S. and Europe Submission of Effectiveness technical section to FDA (US) planned in Q2 2016 2016: Next steps FDA feedback on CMC strategy in Q1 2016 Pivotal Target Animal Safety program to commence in 2016 A strong and committed strategic partner Pressure platform study for EU registration in 2016 Completion of pilot study in Q1 2016. Data will be used to optimize product profile.

NV-02: a fully felinized anti-NGF mAb Parameter Lead indication Dosing Safety Efficacy Nexvet’s NV-02 Chronic pain associated with degenerative joint disease Subcutaneous injection once every 4-6 weeks No safety issues seen to-date Seen in acute pain model equivalent to meloxicam Positive top-line data received from 32 cat POC study. An opportunity to create and lead a new market with important medical need A “100% cat” anti-NGF mAb with a superior target product profile to NSAIDs on multiple parameters

NV-02: strong supportive data to-date P < 0.05 Median Score Improvement Multiple studies in Proof-of-Concept (PoC) phase show positive safety, PK and efficacy potential 32 cat efficacy study completed successfully PoC in client owned cats Statistically significant top-line results seen in 3 week CSOM scores and other endpoints out to 5 weeks No adverse effects observed in PoC efficacy study or in separate high-dosage safety study CSOM at 3 weeks post-treatment (Client Specific Outcome Measures) Changes in certain patient behaviors scored by owner

NV-02: ongoing pilot study Anticipated study completion in Q2 2016 Positive outcome = initiate pivotal program in 2016 15 Investigator sites in the United States Cats with naturally occurring osteoarthritis, a common form of degenerative joint disease Placebo-controlled blinded pilot field safety and efficacy study Client-owned cats being recruited Multiple owner/vet assessment methods New quantitative assessment methods Diversified endpoints 2016 AND

BioNua: integrated manufacturing Our plan: Equipment: Investment in state-of-the-art disposable bioprocessing technology Manufacturing: Production site for clinical trial material and commercial product for NV-01 and NV-02 and other Nexvet products People: Experienced and highly motivated staff Timeline: Fully operational by mid 2016 State-of-the-art biopharmaceuticals manufacturing Historically produced human clinical trial material under an Investigational Medicines Product License and cGMP Manufacturing License and was foreseen as commercial production site Wholly-owned subsidiary of Nexvet Non-dilutive Irish Government grant support

BioNua: opportunities Full control of manufacturing from discovery to the market Independence from CMOs - Priorities set according to Nexvet strategy - Addresses issues with CMO ANVISA restrictions Improved cost-efficiency of development & commercial cost of goods

Conclusions NV-01 on track toward submission for marketing approval NV-02 in large multi-center pilot client-owned cat study BioNua: number of strategic advantages through integrated manufacturing

PETization platform and R&D strategy Dr. David Gearing Chief Scientific Officer 23 November 2015

Background Nexvet is committed to producing truly innovative biopharmaceuticals for animal health We have a team of scientists dedicated to biopharmaceutical drug discovery We have pioneered and patented a novel platform technology, PETizationTM, which enables rapid and effective inter-species translation of mAbs Creating high-value products in diseases with unmet medical need Substantially improved target product profile on multiple parameters: Efficacy Safety Administration Duration of action

The R&D team Director of Research Dr. Sam Busfield Director of Development Dr. Dallas Hartman Key achievements At CSL Ltd: Developed world-class analytical biochemistry capabilities to support global research and development projects Led delivery of comprehensive analytical characterization packages to regulatory authorities in support of clinical trials Key achievements At CSL Ltd: Led development of two antibody candidates from early stage research to Phase 1 clinical studies in AML Implemented pre-clinical biology and translation of antibody programs in allergy, inflammation and oncology Filed 15 patent applications relating to novel secreted proteins, antibodies and their uses

The R&D team Core function and capabilities Large-scale production of therapeutic proteins Development of purification processes Characterization and identification of stable drug formulations Core function and capabilities PETizing and designing antibodies Laboratory validation of candidates Potency Mechanism of action Pharmaco-kinetics and dynamics Clinical trial support Our research team Our development team

The R&D facility: our “Labradory” Origin of the company and PETization platform Strong R&D/biopharma talent Culture based on innovation Supportive R&D tax environment Outstanding Infrastructure: Intending to move to new location within the prestigious Walter & Eliza Hall Institute (WEHI) Our core R&D activities occur in Australia:

PETization: a platform technology for rapid discovery Many of our programs have originated from PETization PETization: Algorithm-based approach that converts mAbs from one species to another Proprietary and patent protected The key advantages of PETization are: Rapid Retention of the affinity of the parent mAb Reduces the risk of immunogenicity Resulting protein sequence is 100% species-specific Cost-effective Scalability across multiple species

Conventional antibody conversion: competitor methods Conventional or ‘traditional’ CDR-grafting and affinity maturation is slow Process is inefficient: affinity of resulting mAb often lower than parent antibody Results in less than 100% species-specific antibody sequence: chance of immune reaction increases

PETization: the Nexvet method Leverages the diversity in expressed IgG variable domain framework sequences (captured in proprietary Nexvet databases) Rapid and robust: an in silico algorithm Complete species conversion with maintenance of parent antibody affinity Results in 100% species-specific antibody sequence

Safety by design PETization process designs 100% species compatibility IgG isotypes used in NV-01 and NV-02 do not recruit complement or activate ADCC Synthetic genes: no dog or cat DNA used in making antibodies Impeccable host CHO-SK1 cell line provenance: as used for human mAbs CHO cell lines negative for all (EU directive) canine and feline pathogens Cells grown in chemically-defined animal component free media Highly purified, multi-stage chromatography including viral inactivation Formulation components are all defined as GRAS No adjuvants needed or used Safety Administration SC or IV

Areas of product development We are focused on therapeutic proteins in four areas for new development: Focus on conditions with significant unmet medical need >10 active programs, many progressing into POC over next 12 months USDA-regulated products will allow for faster commercialization Pain Inflammation Allergy Immuno-oncology

Our research pipeline of biologic therapies

Nexvet

Active Programs					Stage of Development
Therapeutic Area			Indications	Species	Lead identification: PETization and *in vitro* work; Proof-of-concept*: pk, s, i, e
Inflammation					
	4	1 USDA Confirmed	OA (dog/cat), chronic kidney disease (cat), Inflammatory bowel disease		NV-08 (TNF)
					NV-12 (TNF)
Allergy					
	6	All Targeting USDA	Pruritis		NV-01 (NGF)
			Pruritis		NV-01 (NGF)
			Atopic dermatitis		
			Atopic dermatitis		ZENOAQ
Immuno-oncology					
	2	All Targeting USDA	Multiple cancers		ZENOAQ
			Multiple cancers		ZENOAQ
Pain					
	1	FDA/CVM INAD	OA and acute pain		NV-03 (NGF)

*Includes pharmacokinetics **(pk)**, immunogenicity **(i)**, safety **(s)** and efficacy studies. **NGF** = Nerve Growth Factor; **TNF** = Tumor Necrosis Factor alpha

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Conclusions In-house drug discovery capabilities leveraging R&D incentives Proprietary and clinically proven platform technology Robust pipeline: programs progressing towards and through exploratory PoC studies Products regulated by USDA will enable accelerated commercialization in the US Our biotherapeutics have improved target product profiles in diseases where there are substantial market opportunities

Financing and Corporate Structure Damian Lismore Chief Financial Officer 23 November 2015

Financial overview Q1 F2016 (June 30 balance date) Cash at September 30, 2015: $47.7m Operating loss of $4.0m in first quarter. Includes an exchange gain of $1.0m $0.6m income under Australian R&D incentive program Operating expenses: R&D $3.7m G&A $1.9m Other Received $3.1m cash under Australian R&D incentive program (re F2015) Secured dedicated biologics facility in Ireland ($2.0m), and IDA Grant support

Global HQ Dublin, Ireland Manufacturing base Commercialization IP base Tax offset for R&D Melbourne, Australia U.S. HQ U.S. corporate base Clinical & regulatory Marketing & sales Effective corporate structure Operations, R&D Manufacturing Clinical Sales & Marketing Incentives – IDA Grant support – R&D incentives from F2016 • 25% Incentives – R&D incentives • 45% • $3.1m in F2015 Tax Rate ~40% Tax Rate 12.5%/6.5% Tax Rate 28.5%

Leveraging the corporate structure Standard project Australia Ireland Cash flow 45% cash refund if >50% of relevant spend in Australia IDA grant 25% R&D incentive $2.3m in F2014 $3.1m in F2015 Yes Yes (over 3 years) CMC Clinical Australia Ireland USA Research

BioNua snapshot

Nexvet

BIONUA

Overview of transaction

- Facility historically operated under Investigational Medicines Product License and a cGMP Manufacturing License
- **Paid €1.75m ($2.0m)**
- Entered a 10 year lease - $118K p.a. initially, market assessments, with purchase option after 5 years
- Initial capex requirement ~ $3m to $4m over 3 years

Indicative cost profile when operational (not Year 1)

- Staff costs $3.3m
- Overhead costs $1.1m

- BioNua development cost v External CMO

~ $3.0m to $4.0m saving per program (~30% savings)

~ substantial savings on commercial COGS expected

Incentives

BioNua will be R&D eligible at 25% of net qualifying spend (i.e. after deducting IDA grant income)

IDA financial support via cash grant

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IDA grant overview Overview IDA Ireland support of over $2m cash grant over 4 years Support for equipment, people and project-specific manufacturing Payments contingent on milestone achievements IDA Ireland retains re-imbursement rights in all agreements Cash flow and reporting Cash: normally paid annually, subject IDA audit Grant income recognition will be lumpy, low initially – until first cash receipt Expect regular disclosure on status

Summary Strong cash position as of September 30, 2015: Internalizing manufacturing reduces development costs and COGS Nexvet positioned for pipeline growth in cost-effective manner Leveraging skillsets, favorable tax incentives and non-dilutive grants $47.7m

Partnerships and value catalysts Dr. Mark Heffernan Chief Executive Officer 23 November 2015

Corporate partnerships: accelerating commercialization Nexvet has entered two major collaboration arrangements in the last year Our collaborators are attracted to: Differentiated target product profiles (dosing, efficacy, safety potential) Our ability to produce 100% species-specific products, rapidly and with high affinity with the PETization platform These collaborations: Prove our ability to attract leading global animal health partners Provide Nexvet with access to: Distribution channels Development and regulatory expertise in non-U.S. markets Novel starting mAbs and IP to targets with high value

Corporate partnerships: accelerating commercialization Collaboration and distribution agreement for NV-01 First option to negotiate other PETization-derived products Virbac has EU and ROW rights, Nexvet retains U.S./Canadian rights Milestone payments on regulatory approval, profit share agreement Nexvet to manufacture and supply product, Virbac to undertake marketing and sales in its territories Joint steering committee review product development and provides input into EU and ROW regulatory strategy and execution Nexvet is PETizing three Zenoaq rodent mAbs to create 100% species-specific versions Substantial progress made: progressing into POC in 2016 Zenoaq has Asian and EU rights, Nexvet retains ROW rights (including U.S.) Co-development agreement, costs equally shared until completion of POC

Dog pain opportunity (NV-01) Commercial need for a long-acting, safe treatment option May Increased diagnosis of dog osteoarthritis since 2007 38% U.S. small animal pain market, dominated by canine NSAIDs (from ~ $10m before NSAIDs hit market in 1996) $272M of 2014 U.S. sales were NSAIDs despite known limitations: Meaningful side effects Short half-life 85% Dogs in EU 61m In the U.S. or EU: No canine mAbs for pain Between 93% and 97% of 390 veterinarians in a proprietary survey reported they would use a product such as NV-01 for the treatment of chronic pain in dogs. Dogs in U.S. 83m

Cat pain opportunity (NV-02) Medical and commercial need for a long-acting, convenient, safe treatment option May Of U.S. NSAIDs sales only ~$8m are for cats because of known limitations: Side effects particular concern with cats Short half-life ~$8M Majority of cats show evidence of arthritis Major first-mover opportunity: NSAIDs prescribed for cats in the US are approved for no more than 3 consecutive days Cat metabolism different to dogs Susceptible to renal toxicities Cats in U.S. 96m Cats in EU 67m Between 86% and 98% of 390 veterinarians in a proprietary survey would use a product such as NV-02 for the treatment of chronic pain in cats.

Allergy and inflammation Allergy and inflammation are often linked Multiple organ systems affected by chronic inflammatory conditions: Dogs: Atopic dermatitis, arthritis, inflammatory bowel disease, diabetes Cats: Dermatitis, arthritis, chronic kidney disease Atopic dermatitis affects ~10% dogs New product APOQUEL for dermatitis in dogs: Zoetis has forecasted peak sales of between $200m and $300m Immuno-oncology Cancer incidence rises with age of pet Average lifespan of dogs 10.5 years in 2002 to 11 years in 2012 Average lifespan of cats 11 years in 2002 to 12 years in 2012 Between 14% and 27% of dogs die of cancer New opportunities Lack of effective, species-specific therapeutics has made quantifying market potential challenging Immuno-oncology may provide therapies with broad anti-tumor activity, enhancing potential market size mAbs have revolutionized treatment of some human cancers

New opportunities Pain (horses) Up to 60% of horse lameness is due to osteoarthritis (OA) 50% of horse operations in the USA reported at least one case of lameness in the prior year Surveyed veterinarians said 15% of horses they see every month had chronic OA pain1 Horse populations: ~8.3m U.S ~6m EU Surveyed veterinarians said a hypothetical product like an anti-NGF mAb could be used in up to 59% of horses with OA pain1 1 Proprietary GfK report

Pipeline of biologic therapies

Nexvet



Active Programs
Stage of Development
Therapeutic Area
Species
Lead Identification
Proof-of-concept*
Pilot
Pivotal
Indicative Approval
Pain
OA pain
NV-01 (NGF)
(Virbac collaboration)
~2018/2019
NV-02 (NGF)
~2019/2020
NV-03 (NGF)
Inflammation
OA, IBD, CKD
NV-08 (TNF)
NV-12 (TNF)
Allergy
Pruritis/Atopic Dermatitis
NV-01 (NGF)
NV-01 (NGF)
ZENOAQ
Immuno-oncology
Multiple cancers
ZENOAQ
ZENOAQ
Targeting multiple USDA conditional approvals from 2017

NGF = *Nerve Growth Factor;* ***TNF*** = *Tumor Necrosis Factor alpha*

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2016: Major value catalysts

Nexvet

Clinical development



NV-01: Positive pivotal safety and efficacy study results received (Q4 2015)

- Receipt of pilot study data (Q1 2016)
- Submission of technical effectiveness section to FDA (Q2 2016)
- Initiation of pivotal safety study (2016)
- Transfer of process to BioNua (2016)

NV-02: Pilot study data available (Q2 2016)

Research/ new candidate discovery



- Anti-TNF & Anti-NGF: Proof-of-concept (POC) completion (Q1 2016)
- Multiple product POCs complete throughout the year
- Multiple drug candidates advancing through development
- Targeting conditional approvals from 2017

Corporate/business development



- BioNua operational (mid 2016) for clinical and commercial supply
- Collaboration and partnership agreements in development
  - Will create new opportunities for PETization

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Questions and discussion